UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2010

Arabian American Development Company
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-33926 (Commission File Number)	75-1256622 (I.R.S. Employer Identification No.)

1600 Hwy 6 South, Suite 240
Sugar Land, Texas  77478
 (Address of principal executive offices)

(409) 385-8300
(Registrant’s telephone number, including area code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On June 21, 2010, the Audit Committee of the Board of Directors of Arabian American Development Company (the “Company”) dismissed TravisWolff, LLP (“TW”) as the Company’s independent registered public accounting firm.  The dismissal of TW resulted from accountants with long standing knowledge and relationships with the Company withdrawing from TW to join BKM Sowan Horan, LLP (“BKM”).

The reports of TW on the consolidated financial statements of the Company for the years ended December 31, 2009 and December 31, 2008 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2009 and 2008 and from January 1, 2010 through June 21, 2010, (i) there were no disagreements with TW on any matter of accounting principles or practices, financial statement disclosure or auditing scope of procedure, which disagreements, if not resolved to TW’s satisfaction, would have caused TW to make reference to the subject matter of such disagreements in connection with its reports on the Company’s consolidated financial statements for such years, and (ii) there were no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K.

The Company has provided TW with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested TW to furnish the Company with a letter addressed to the SEC stating whether or not TW agrees with the above statements. A copy of TW’s letter dated June 23, 2010 is attached hereto as Exhibit 16.1 to this Form 8-K.

Based on the Audit Committee’s approval, on June 21, 2010, the Company selected BKM as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010. During the Company’s two most recent fiscal years ended December 31, 2009 and 2008 and from January 1, 2010 through June 21, 2010, neither the Company nor anyone on its behalf consulted BKM regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that BKM concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable event as defined in Regulation S-K, Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
16.1	Letter from TravisWolff, LLP, dated June 23, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following persons on behalf of the Company in the capacities indicated on June 23, 2010.

Signature	Title
/s/ Connie Cook Connie Cook	Secretary and Treasurer (principal financial and accounting officer)